UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 7, 2014

FUTUREWORLD ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

FutureWorld Energy, Inc. 3637 4th Street North, 330 Saint Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

(239) 324-0000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement.

On May 02, 2014, HempTech Corp., a wholly-owned subsidiary of FutureWorld Energy Inc. (the “FutureWorld”) entered into a Securities Purchase Agreement (the “Agreement”) with MedTest, Inc. (aka, CB Scientific), a Nevada company (“MT”).

Pursuant to the Agreement, MedTest, Inc. (aka, CB Scientific) agreed to sell 100% of its outstanding shares of the company (MT) to HempTech Corp., a wholly-owned subsidiary of FutureWorld Energy Inc. (“FutureWorld”) for the following;

a) 1,500,000 shares of restricted common stock (par value 0.0001) at the closing of this agreement;

b) 3,500,000 shares of restricted common stock (par value 0.0001) at the successful product pilot and proof of effectiveness;

c) 18 months Leak-Out and Lock-Up agreement to be signed with the purchase agreement.

MT stockholder will also receive the following earn-out on post product launch:

a) $3 for each test pack sold (retail with payments received) paid to the shareholders.

The Agreement contains a number of conditions to closing, including but not limited to the following:

(i) Each of the companies shall have performed and complied with all terms of the Agreement required to be performed or complied with by it at or prior to the Closing Date;

(ii) No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which might restrain, prohibit or invalidate any of the transactions contemplated by the Agreement, other than an action or proceeding instituted or threatened by a party or any of its affiliates;

(iii) The representations and warranties contained in made by each of the companies to each other shall be true and correct in all material respects on the closing date as though made on and as of the closing date;

The foregoing information is a summary of the Agreement, is not complete, and is qualified in its entirety by reference to the full text of the Agreement which is attached as exhibit 10.01 to this Current Report on Form 8-K. Readers should review the Agreement for a complete understanding of the terms, conditions and covenants associated with this transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.01 Securities Purchase Agreement dated as of May 02, 2014, by and between HempTech Corp., a wholly-owned subsidiary of FutureWorld Energy Inc. (the “Company”) and MedTest, Inc. (aka, CB Scientific).

http://www.hemptechcorp.com

The FutureWorld Energy Facebook Page (https://www.facebook.com/futureworldenergy)

The FutureWorld Energy Twitter Feed (https://twitter.com/ futureworldinc)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Energy, Inc.

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  May 07, 2014